Lease Obligations (Tables)	12 Months Ended
Dec. 31, 2013
Leases [Abstract]
Future Minimum Lease Payments

The Company leases drilling rights under agreements which expire at various times. The following represents the future minimum lease payments under the agreements as of December 31, 2013 (in thousands):

2014	$18,606
2015	1,398
2016	153
2017	124
2018 and thereafter	—

Total future minimum lease payments	$20,281